                                                                    Exhibit 99

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended March 31, 2005, CNB had consolidated net income of $528,000, or $1.15 per share as compared to $569,000, or $1.24 per share for the three months ended March 31, 2004.

     CNB, with total assets at March 31, 2005 of $232.4 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.


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         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2004 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

                  CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                   MARCH 31,       DECEMBER 31,
ASSETS                                                2005             2004
                                                 -------------    -------------
                                                  (Unaudited)
Cash and due from banks                          $   7,206,423    $  10,047,939
Federal funds sold                                       7,000           91,000
Securities available for sale
  (at approximate market value)                     54,482,243       59,740,291
Federal Home Loan Bank stock, at cost                  881,000        1,169,800
Federal Reserve Bank stock, at cost                    129,650          129,650
Loans and lease receivable, net                    159,198,466      154,919,582
Accrued interest receivable                          1,010,446        1,042,573
Premises and equipment, net                          6,216,349        6,044,446
Deferred income taxes                                  858,595          512,224
Cash surrender value of life insurance               1,174,843        1,168,922
Intangible assets                                      708,691          738,057
Other assets                                           517,278        1,393,582
                                                 -------------    -------------
  TOTAL ASSETS                                   $ 232,390,984    $ 236,998,066
                                                 =============    =============



LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
 Deposits:

  Demand                                         $  39,246,846    $  36,965,406
  Interest-bearing demand                           48,618,047       48,055,089
  Savings                                           32,183,577       31,981,754
  Time, $100,000 and over                           30,503,972       34,265,305
  Other time                                        55,648,559       56,460,984
                                                 -------------    -------------
                                                 $ 206,201,001    $ 207,728,538
Accrued interest payable                               512,576          543,551
FHLB borrowings                                      5,500,000        8,600,000
Securities sold under repurchase agreement             222,023          216,909
Accrued expenses and other liabilities               1,880,150        1,760,328
                                                 -------------    -------------
  TOTAL LIABILITIES                              $ 214,315,750    $ 218,849,326
                                                 -------------    -------------

SHAREHOLDERS' EQUITY

 Common stock, $1 par value; 5,000,000 shares
 authorized; 458,048 shares outstanding          $     458,048    $     458,048
 Capital surplus                                     3,863,592        3,863,592
 Retained earnings                                  14,700,363       14,172,144
 Accumulated other comprehensive income               (946,769)        (345,044)
                                                 -------------    -------------
  TOTAL SHAREHOLDERS' EQUITY                     $  18,075,234    $  18,148,740
                                                 -------------    -------------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 232,390,984    $ 236,998,066
                                                 =============    =============


The Notes to Consolidated Financial Statements are an integral part of these statements.

                  CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                        THREE MONTHS ENDED
                                                             MARCH 31,
                                                      --------------------------
                                                         2005            2004
                                                      ----------      ----------
INTEREST INCOME

 Interest and fees on loans                           $2,509,694      $2,384,198
 Interest and dividends on securities
  U.S. Government agencies and
   corporations                                          357,226         243,549
  Mortgage backed securities                              91,304          89,731
  State and political subdivisions                       107,681          44,978
  Other                                                    6,957           2,863
 Interest on federal funds sold                              230           2,785
                                                      ----------      ----------
                                                      $3,073,092      $2,768,104
                                                      ----------      ----------
INTEREST EXPENSE

 Interest on interest bearing demand,
  savings and time deposits                           $  771,006      $  778,859
 Interest on FHLB borrowings                              37,096           2,900
                                                      ----------      ----------
                                                      $  808,102      $  781,759
                                                      ----------      ----------
   NET INTEREST INCOME                                $2,264,990      $1,986,345

PROVISION FOR LOAN LOSSES                                106,000          87,000
                                                      ----------      ----------
   NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                          $2,158,990      $1,899,345
                                                      ----------      ----------
NONINTEREST INCOME

 Service charges on deposit accounts                  $  257,481      $  257,189
 Other service charges, commissions
  and fees                                               129,994          89,247
 Insurance commissions                                    38,139          33,002
 Other operating income                                   17,215          17,531
 Net gain on sale of securities                             --            49,876
 Income from title company                                 6,510           9,829
                                                      ----------      ----------
                                                      $  449,339      $  456,674
                                                      ----------      ----------

NONINTEREST EXPENSES

 Salaries                                             $  704,829      $  595,918
 Employee benefits                                       268,530         217,879
 Occupancy of premises                                    90,333          77,906
 Furniture and equipment expense                         202,741         202,054
 Other operating expenses                                504,306         415,888
 Net loss on sale of securities                            2,065            --
                                                      ----------      ----------
                                                      $1,772,804      $1,509,645
                                                      ----------      ----------

   INCOME BEFORE INCOME TAXES                         $  835,525      $  846,374

PROVISION FOR INCOME TAXES                               307,306         277,505
                                                      ----------      ----------
   NET INCOME                                         $  528,219      $  568,869
                                                      ==========      ==========
BASIC EARNINGS PER SHARE                              $     1.15      $     1.24
                                                      ==========      ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.